111 West Monroe Street Chicago, IL 60603-4080 T 312.845.3000 F 312.701.2361 www.chapman.com

July 13, 2016

Anu Dubey

Securities and Exchange Commission

100 F Street, NE

Washington, D.C. 20549

Re: Smart Trust 248 (the “Fund”)

(File No. 333-211631) (CIK# 1668470)

Ms. Dubey:

Transmitted herewith on behalf of Hennion & Walsh, Inc. (the “Sponsor”), sponsor, depositor and principal underwriter of the Fund, is Amendment No. 2 to the Registration Statement on Form S-6 for the registration under the Securities Act of 1933 (the “Securities Act”) of units representing the ownership of interests in the Fund.

The Registration Statement on Form S-6 relating to the Fund was initially filed with the Securities and Exchange Commission (the “Commission”) on May 26, 2016. The Fund consists of a unit investment trust, Smart Trust, Smart Ten Trust, Series 5 (the “Trust”). We received verbal comments from the staff of the Commission in a telephone conversation between Matthew Wirig and Anu Dubey on June 17, 2016, requesting that we make certain changes to the Registration Statement and address certain other concerns. We amended the Registration Statement in response to those comments on June 28, 2016. On July 12, 2016, we received additional verbal comments from the staff of the Commission in a telephone conversation between Matthew Wirig and Anu Dubey requesting that we make certain changes to the Registration Statement and address certain other concerns. We have responded to or addressed those comments herein and the prospectus has been revised in accordance with the comments of the staff.

The following are our responses to the staff’s comments:

Comment 1

The comment requested that the “Hypothetical Back-Tested Performance Information” section of the prospectus for the Trust be updated to clarify the sales load and expense figures being used to calculate the hypothetical back-tested performance information. The prospectus has been updated in accordance with this comment.

Comment 2

The comment requested that the “Hypothetical Back-Tested Performance Information” section of the prospectus for the Trust be updated to switch the positions of the “Hypothetical Back-Tested Comparison of Annual Total Returns” and “Hypothetical Back-Tested Comparison of Average Annual Total Returns” tables. The prospectus has been updated in accordance with this comment.

We have been advised that the Sponsor would like to activate the Fund and have the Registration Statement declared effective on July 26, 2016, or as soon as possible thereafter. An appropriate amendment to the Registration Statement to reflect such deposit will be promptly filed with the Commission at that time, accompanied by the request of the Sponsor that the Registration Statement be made effective.

No notification of registration or registration statement under the 1940 Act is currently being submitted to the Commission, as the filings under the 1940 Act File No. 811-21429 for Smart Trust, Tax Free Bond Trust, et al. are intended to apply to this series of the Fund.

Inasmuch as the Fund is not yet operative, no filings have been required under any of the acts administered by the Commission. Therefore, for purposes of Securities Act Release No. 5196 there are no delinquencies to be reported or other references to be made to filings under the Securities Exchange Act of 1934.

If you have any questions, please do not hesitate to contact Scott R. Anderson at (312) 845-3834 or Matthew T. Wirig at (312) 845-3432.

Very truly yours,

/s/ CHAPMAN AND CUTLER LLP

          Chapman and Cutler LLP